Estimated Net Asset Value Presentation March 2024 Exhibit 99.1

General Notices This is not an offer to sell nor a solicitation of an offer to buy shares of the company. This presentation is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive. Certain statements in this presentation are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Forward-looking statements are statements that do not relate strictly to historical or current facts but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the company’s business and performance, the economy, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “continues,” “could,” “estimates,” “expects,” “maintains,” “may,” “should,” “pursues,” “will,” the negative of such terms and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, amount and timing of anticipated future distributions, estimates of per share NAV of the company’s common stock, and/or other matters. The company’s forward-looking statements are not guarantees of future performance. While the company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise and may not be realized. The company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the company’s ability to control or accurately predict.

General Notices Although the company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the company cautions you not to place undue reliance on such statements. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law. An investment in the company is subject to significant risks, some of which are summarized below in the “Risk Factors” section of this presentation. See also, “Risk Factors” in the company’s public filings for a more detailed description of the risks associated with an investment in the company.

Risk Factors Investing in a non-traded real estate investment trust (REIT) is a higher-risk, longer term investment and is not suitable for all investors. Due to the risks involved in the ownership of real estate, there is no guarantee of any return on investment. The shares may lose value or investors could lose their entire investment. The shares are not FDIC-insured, nor bank guaranteed. Epidemics, pandemics, or other infectious diseases, including COVID-19, and health and safety measures intended to reduce their spread may have an adverse effect on the company’s business, results of operations and financial condition. Non-traded REITs are illiquid. If the company does not successfully implement a liquidity event, investors may have to hold an investment for an indeterminate period of time. There is no public trading market for the shares. The REIT has no obligation to list on any public securities market and does not expect to list the shares in the near future. There is a risk that a stockholder may not be able to sell shares at a time or price acceptable to the stockholder, or at all. The use of leverage to acquire assets may hinder the company’s ability to pay distributions, may require partial repayment if the value of assets decline and may decrease the value of stockholders’ investment. There are significant risks associated with the senior housing and healthcare sectors including market risk impacting demand, litigation risk and the cost of being responsive to changing government regulations. Events, including macroeconomic trends such as inflation, which adversely affect the ability of seniors to afford the company’s daily resident fees, could cause the occupancy rates, resident fee revenues and results of operations of the company’s seniors housing properties to decline.

Risk Factors The company relies on its advisor and the advisor’s affiliates to conduct operations. The company is obligated to pay substantial fees to its advisor and its affiliates based upon agreements which have not been negotiated at arm’s length. These fees could influence their advice and judgment in performing services. Certain officers and directors of the advisor also serve as the company’s officers and directors, as well as officers and directors of competing programs, resulting in conflicts of interest. Those persons could take actions more favorable to other entities than to the company. Additionally, the financial condition of our operators and tenants can impact the Company’s operating revenue. The company has paid distributions on a quarterly basis; however, there can be no assurance that the company will be able to achieve expected cash flows necessary to pay or maintain distributions at any particular level or that distributions will continue over time. The amount and basis of distributions are determined by and at the discretion of the board of directors and are dependent upon a number of factors, including but not limited to, expected and actual net operating cash flow, funds from operations, financial condition, capital requirements, avoidance of volatility of distributions, and retaining qualification as a REIT for federal income tax purposes. Failure to qualify as a REIT would adversely affect the company’s operations and the company’s ability to pay distributions to investors. Agreements with the company’s lenders may also restrict the Company’s ability to pay distributions. Aspects of the company’s organizational structure, including the limit on the percentage of shares of the Company’s stock that any person may own, the ability of the company’s board of directors to take certain actions without stockholder approval, and the company’s use of an operating partnership structure could have a material adverse effect on the distributions investors receive from the company and/or could reduce the value of the company’s assets.

Net asset value (NAV) means the fair value of real estate, real estate-related investments and all other assets less the fair value of total liabilities. Our estimated NAV per share is based upon subjective judgments, assumptions and opinions, which may or may not turn out to be correct. You should not rely upon our estimated NAV as representative of the amount that might be paid to you for your shares in a market transaction or in a liquidity event. Forces that influence real property values, including social trends, economic circumstances, including inflation, governmental controls and regulations, and environmental conditions, such as epidemics and pandemics, including COVID-19, can significantly affect the appraised properties value. Our valuation consultant has considered the known impacts of COVID-19 in its analysis as of the valuation date; however, the continuing effects and risks of COVID-19 on the appraised properties’ operations and financial condition remain uncertain. In determining our estimated NAV per share, we relied upon a valuation of our portfolio of properties and the amount of our outstanding debt as of Dec. 31, 2023. Valuations and appraisals of our properties are estimates of fair value and may not necessarily correspond to realizable value upon the sale of such properties. Therefore, the estimated value to the company of our equity in our portfolio may not reflect the amount that would be realized upon a sale of each of our properties. We intend to conduct annual year-end valuations in accordance with our valuation policy. If we do not perform a subsequent calculation of the NAV per share of our shares, you may not be able to determine the net asset value of your shares on an ongoing basis. The estimated NAV per share is only an estimate and is based on numerous assumptions and estimates with respect to industry, business, economic and regulatory conditions, all of which are subject to changes. Throughout the valuation process, the valuation committee, the company’s advisor and senior members of management reviewed, confirmed and approved the processes and methodologies and their consistency with real estate industry standards and best practices. Valuation Disclosures

Welcome Business Update Estimated Net Asset Valuation Next Steps

Business Update - 2023 Highlights

Business Update Data as of Dec. 31, 2023, unless otherwise noted. 1 Based on total seniors housing managed portfolio revenue. 2 Since announcing strategic alternatives in mid-2018. Total Investment $1.74B Leverage 31.0% Average Effective Community Age 14.7 years Number of States 26 Dispositions2 73 (10 discreet transactions /$1.52B gross proceeds) Seniors Housing Portfolio Composition By Units 92.1% private-pay1 Current Distribution (Annualized) 1.63% (or $.1024 p/share annually)

Estimated Net Asset Value (NAV) Result Dec. 31, 2023, Estimated NAV $6.28 per share Represents a decline of $0.64 per share or 9.25% Aggregate appraised value of comparable real estate properties declined $92.16 million (-5.22%) compared to 2022

Historical Estimated Net Asset Value Recap



Offering closed to new investors
Special distribution
$2.00/share
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$6.28
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Public Offering Price

This valuation has been determined with the assistance of a third party, which is aligned to be in accordance with IPA guidelines. The IPA is a trade industry organization. There is no assurance that the IPA Guidelines are acceptable under ERISA, or to the SEC or to FINRA for compliance with reporting requirements. The estimated figures for per share valuation are not the amount an investor is expected to receive now or at any time in the future. The company's estimated NAV will vary. Given these uncertainties, do not place undue reliance on such statements that are dependent on assumptions, data and/or methods that may be incorrect, imprecise or unrealized. An investor's actual return is unknown until a share redemption or a liquidity event occurs.

For the years ended Dec. 31, 2023, 2022, 2021, 2020, 2019 and 2018 (excluding the special cash distribution paid during the year ended Dec. 31, 2019), approximately 100%, 100%, 100%, 100%, 100% and 83% respectively of regular cash distributions were covered by operating cash flow and approximately 0%, 0%, 0%, 0%, 0% and 17.0% respectively of regular cash distributions were funded with borrowings under the company's credit facilities. For the years ended 2017, 2016, 2015, 2014 and 2013, approximately 91%, 94%, 45%, 34% and 13%, respectively, of total distributions were covered by operating cash flow and approximately 9%, 6%, 55%, 66% and 87%, respectively, were funded by offering proceeds. Distributions are not guaranteed in frequency or amount.

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CNL Healthcare Properties

Estimated NAV Process 1 There is no assurance that IPA Guidelines are acceptable to FINRA or under ERISA for compliance with valuation or reporting requirements. Please see the Form 8-K for complete details. Consistent with IPA guidelines1 & company valuation policy Included estimated transaction costs Independent valuation firm: Robert A Stanger & Co., Inc. Individual property appraisals Income approach with discounted cash flow analysis and/or direct cap analysis Range provided by adjusting discount rates, direct cap rates and terminal cap rates up and down by 25 bps and stressing up and down by 5% Disclosure of key assumptions & methodology Outside of IPA guidelines but consistent with approach taken since initiation of strategic alternatives process

Methodology & Assumptions Discounted cash flow analysis and/or a direct capitalization analysis (except for the land) Adjusted values for excess land, deferred maintenance or capital needs and lease-up costs Adjusted for company and JV interests Appraised Assets Cash, Other Tangible Assets & Liabilities Fair value estimated to approximate the net realizable value as of the valuation date, based on the company’s balance sheet Fair market value estimated using a discounted cash flow analysis and based on pricing for similar instruments, as of the valuation date Debt

Discount and Capitalization Rates 1 The weighted average capitalization rate, discount rates and terminal capitalization rates are weighted on stabilized net operating income. The weighted average YoY change is based on the comparable set of properties from the prior year. Range Min Max Weighted Avg.1 Weighted Avg. YoY Change Direct capitalization rate Not Utilized Discount rate 7.75% 10.75% 9.50% 8.80% 0.32% Terminal capitalization rate 6.75% 8.50% 8.00% 7.60% 0.55% Direct capitalization rate 7.00% 7.50% 7.50% 7.17% -0.16% Discount rate 10.00% 11.00% 11.25% 10.57% -0.17% Terminal capitalization rate 8.75% 9.75% 9.25% 9.32% 0.45% RIDEA LEASED

8-K Sensitivity 5% Decrease NAV midpoint by $0.54 per share 5% Increase NAV midpoint by $0.51 per share Impact of 5% or 5% on capitalization rates, discount rates and land price PSF

Stanger varied the discount rate, terminal cap rates and direct capitalization rates, by 25 bps in either direction Valuation Range and Midpoint The estimated NAV is based upon assumptions and estimates believed to be accurate as of Dec. 31, 2023. Data is subject to change. Please see the Form 8-K for complete details. Impact of low end of range on NAV: $0.30 The resulting NAV per share range was $5.93 to $6.58 Impact of high end of range on NAV: $0.35

Estimated NAV Per Share Build-Up 1 Includes restricted cash and reflects approximately $25.3 million in principal payments and approximately $14.2 million of non-recurring financing costs. 2 Reflects payoff of one secured debt obligation. 3 Reflects a hypothetical orderly sale of the company’s assets. 4 The estimated NAV per share is a snapshot in time and is not necessarily indicative of the value the company or stockholders may receive if the company were to list its shares or liquidate its assets, now or in the future. The estimated NAV per share includes an estimate for transaction costs but excludes debt prepayment penalties, which can materially reduce realized returns. This methodology is consistent with IPA guidelines. 5 Excludes the advisor’s restricted shares for the year ending Dec. 31, 2023. There is no assurance that IPA Guidelines are acceptable to FINRA or under ERISA for compliance with valuation or reporting requirements. Please see the Form 8-K for complete details. Table of Value Estimates for Components of Net Asset Value (as of Dec. 31, 2023)   Value ($ in 000’s) (Per share) Same store real estate assets (net) $1,673,900 $9.62 + Cash, cash equivalents & other assets1 67,976 0.39 – Fair market value of debt2 (584,809) (3.36) – Accounts payables, other liabilities and noncontrolling interests (41,262) (0.24) = Estimated NAV (Per share: NAV/outstanding shares) $1,115,805 $ 6.41 - Estimated transaction costs3 (23,780) (0.14) Estimated NAV (net of estimated transaction costs)4 $1,092,025 $ 6.28 Share count of 173.94 million5 Note: numbers may not foot due to rounding.

Financial Health There is no assurance these objectives will be met. Forward-looking statements are based on current expectations and may be identified by words such as “believes,” “expects,” “may,” “could” and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict. Investors should not place undue reliance on forward-looking statements. $106.1M Liquidity $54.1M Cash $52.0M Undrawn Credit Facility

Seniors Housing Sector All Markets – Seniors Housing | Profit | Quarterly | 4Q20233 Source: 1 Organization for Economic Co-Operation and Development and NIC MAPÒ Data as of 1Q23 2 Welltower Business Update, February 2024– Sourced from NIC MAPÒ Data 3 NIC MAPÒ Data as of 4Q23; All markets; For profit Net Inventory Growth2 Demographic Trends (80+ Population1 2024 80+ Population 15,083,304 Growth 3,767,980 ( 25%) 2029 80+ Population 18,851,284

Continue to maximize property-level cash flows and operating performance1 Maintain financial flexibility and balance sheet strength, and ample liquidity Pursue ultimate shareholder liquidity as the economic environment allows What’s Next?1 There is no assurance these objectives will be met. Forward-looking statements are based on current expectations and may be identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and terms of similar substance, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the company’s ability to control or accurately predict. The reader should not place undue reliance on forward-looking statements. 1 For the year ended Dec. 31, 2023, 2022, 100 percent of regular cash distributions were covered by operating cash flow as defined by GAAP. Distributions paid from sources other than operating cash flow, now and in the future, are not sustainable and can reduce stockholders’ overall return.

Investors Please consult your financial professional or visit cnlhealthcareproperties.com. Financial Professionals Please contact our managing dealer, CNL Securities, member FINRA/SIPC at 866-650-0650 or visit cnlsecurities.com